UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2005

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5050 Lincoln Drive Edina, Minnesota		55436-1097
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.  Entry into a Material Definitive Agreement

Stock Option Grants

On January 31, 2005, the Personnel and Compensation Committee of the Board of Directors of Alliant Techsystems Inc. (“ATK”) granted stock options to the following three named executive officers pursuant to the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan (the “Plan”) as shown below.

Name	Title	Number of Options	Grant Date	Exercise Price	Date Exercisable	Expir. Date

Daniel J. Murphy	President and Chief Executive Officer	50,000	1/31/2005	$66.58	1/31/2008	1/31/2012
Eric S. Rangen	Executive Vice President and Chief Financial Officer	20,000	1/31/2005	$66.58	1/31/2008	1/31/2012
Mark W. DeYoung	Senior Vice President and President ATK Ammunition Group	15,000	1/31/2005	$66.58	1/31/2008	1/31/2012

ATK’s form of Non-Qualified Stock Option Agreement, containing the other terms of the stock options, is attached to this report as Exhibit 10.1.

Performance Awards

On January 31, 2005, the Personnel and Compensation Committee also granted performance shares to Mr. Murphy, effective as of April 1, 2005.  This award was in addition to the Committee’s previous grant of performance shares effective as of April 1, 2004 to Mr. Murphy and to other named executive officers, including Nicholas G. Vlahakis, Executive Vice President and Chief Operating Officer, Mr. Rangen and Mr. DeYoung.  The Committee had previously established an earnings per share goal for each of the performance levels shown in the table below.  The table provides information about the amounts of the performance share awards granted to the named executive officers.  The other terms of the performance share awards are set forth in the form of Performance Share Agreement attached to this report as Exhibit 10.2.  However, Mr. Vlahakis has an agreement with ATK that his payment of any performance shares earned will not be prorated as a result of his retirement from ATK.

Name	Effective Date of Award	Measuring Period — Fiscal Years	Number of Shares Subject to Award
			Threshold	Target	Outstanding	Stretch

Daniel J. Murphy	4/1/2005	2005-07	7,500	15,000	30,000	37,500
Daniel J. Murphy	4/1/2004	2005-07	15,000	30,000	60,000	75,000
Nicholas G. Vlahakis	4/1/2004	2005-07	6,000	12,000	24,000	30,000
Eric S. Rangen	4/1/2004	2005-07	6,000	12,000	24,000	30,000
Mark W. DeYoung	4/1/2004	2005-07	6,000	12,000	24,000	30,000

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option Agreement under the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan.

10.2	Form of Performance Share Agreement under the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: February 4, 2005	By:	/s/ Keith D. Ross
		Name:	Keith D. Ross
		Title:	Senior Vice President, General Counsel
and Secretary